                          INVESTMENT ADVISORY CONTRACT

THIS AGREEMENT, made and entered into this 20th day of June, 1977, by and between SBL FUND, INC., a Kansas corporation (hereinafter referred to as the "Fund"), and SECURITY MANAGEMENT COMPANY, INC., a Kansas corporation (hereinafter referred to as the "Management Company").

     WITNESSETH:

     WHEREAS, the Fund is engaged in business as an open-end, management investment company registered under the Federal Investment Company Act of 1940; and

     WHEREAS, the Management Company is willing to provide interest research and advice to the Fund on the terms and conditions hereinafter set forth:

     NOW, THEREFORE, in consideration of the premises and mutual agreements made herein, the parties hereto agree as follows:

     1. EMPLOYMENT OF MANAGEMENT COMPANY. The Fund hereby employs the Management Company to act as investment adviser to the Fund with respect to the investment of its assets and to supervise and arrange the purchase of securities for the Fund and the sale of securities held in the portfolio of the Fund, subject always to the supervision of the board of directors of the Fund (or a duly appointed committee thereof), during the period and upon and subject to the terms and conditions herein set forth. The Management Company hereby accepts such employment and agrees to perform the services required by this Agreement for the compensation herein provided.

     2. INVESTMENT ADVISORY DUTIES. The Management Company shall regularly provide the Fund with investment research, advice and supervision, continuously furnish an investment program and recommend what securities shall be purchased and sold and what portion of the assets of the Fund shall be held uninvested and shall arrange for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund. All investment advice furnished by the Management Company to the Fund under this Section 2 shall at all times conform to any requirements imposed by the provisions of the Fund's Articles of Incorporation and Bylaws, the Investment Company Act of 1940, the Investment Advisors Act of 1940 and the rules and regulations promulgated thereunder, any other applicable provisions of law, and the terms of the registration statements of the Fund under the Securities Act of 1933 and the Investment Company Act of 1940, all as from time to time amended. The Management Company shall advise and assist the officers or other agents of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the board of directors of the Fund (and any duly appointed committee thereof) in regard to the foregoing matters and the general conduct of the Fund's business.

     3.  PORTFOLIO TRANSACTIONS AND BROKERAGE.

         (a) Transactions in portfolio securities shall be effected by the Management Company, through brokers or otherwise, in the manner permitted in this Section 3 and in such manner as the Management Company shall deem to be in the best interests of the Fund after consideration is given to all relevant factors.

         (b) In reaching a judgment relative to the qualification of a broker to obtain the best execution of a particular transaction, the Management Company may take into account all relevant factors and circumstances, including the size of any contemporaneous market in such securities; the importance to the Fund of speed and efficiency of execution; whether the particular transaction is part of a larger intended change of portfolio position in the same securities; the execution capabilities required by the circumstances of the particular transaction; the capital to be required by the transaction; the overall capital strength of the broker; the broker's apparent knowledge of or familiarity with sources from or to whom such securities may be purchased or sold; as well as the efficiency, reliability and confidentiality with which the broker has handled the execution of prior similar transactions.

         (c) Subject to any statements concerning the allocation of brokerage contained in the Fund's prospectus, the Management Company is authorized to direct the execution of the portfolio transactions of the Fund to brokers who furnish investment information or research services to the Management Company. Such allocation shall be in such amounts and proportions as the Management Company may determine. If a transaction is directed to a broker supplying brokerage and research services to the Management Company, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, provided that the Management Company shall have determined in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Management Company with respect to all accounts as to which it now or hereafter exercises investment discretion. For purposes of the immediately preceding sentence, "providing brokerage and research services" shall have the meaning generally given in such term or similar term under Section 28 (c)(3) of the Securities Exchange Act of 1934, as amended.

         (d) In the selection of a broker for the execution of any transaction not subject to fixed commission rates, the Management Company shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate to be applicable to such transaction, or to select any broker solely on the basis of its purported or "posted" commission rates.

         (e) In connection with transactions on markets other than national or regional securities exchanges, the Fund will deal directly with the selling principal or market maker without incurring charges for the services of a broker on its behalf unless, in the best judgment of the Management
     Company, better price or execution can be obtained by utilizing the services of a broker.

     4. ALLOCATION OF EXPENSES AND CHARGES. The Management Company shall provide investment advisory, statistical and research facilities and all clerical services relating to research, statistical and investment work, and shall provide for the compilation and maintenance of such records relating to these functions as shall be required under applicable law and the rules and regulations of the Securities and Exchange Commission. Other than as specifically indicated in the preceding sentence, the Management Company shall not be required to pay any expenses of the Fund, and in particular, but without limiting the generality of the foregoing, the Management Company shall not be required to pay office rental or general administrative expenses; board of directors' fees; legal, auditing and accounting expenses; broker's commissions; taxes and governmental fees; membership dues; fees of custodian, transfer agent, registrar and dividend disbursing agent (if any); expenses (including clerical expenses) of issue, sale or redemption of shares of the Fund's capital stock; costs and expenses in connection with the registration of such capital stock under the Securities Act of 1933 and qualification of the Fund's capital stock under the "Blue Sky" laws of the states where such stock is offered; costs and expenses in connection with the registration of the Fund under the Investment Company Act of 1940 and all periodic and other reports required thereunder;
expenses of preparing and distributing reports, proxy statements, notices and distributions to stockholders; costs of stationery; expenses of printing prospectuses; costs of stockholder and other meetings; and such nonrecurring expenses as may arise including litigation affecting the Fund and the legal obligations the Fund may have to indemnify its officers and the members of its board of directors.

     5.  COMPENSATION OF MANAGEMENT COMPANY.

         (a) As compensation for the services to be rendered by the Management Company as provided herein, for each of the years this Agreement is in effect, the Fund shall pay the Management Company an annual fee equal to .5 of 1% of the average daily closing value of the net assets of each Series of the Fund computed on a daily basis. Such fee shall be adjusted and payable monthly. If this Agreement shall be effective for only a portion of a year, then the Management Company's compensation for said year shall be prorated for such portion. For purposes of this Section 5, the value of the net assets of each such Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus.

         (b) For each of the Fund's full fiscal years this Agreement remains in force, the Management Company agrees that if total annual expenses of each Series of the Fund, exclusive of interest and taxes and extraordinary expenses (such as litigation), but inclusive of the Management Company's compensation, exceed any expense limitation imposed by state securities law or regulation in any state in which shares of the Fund are then qualified for sale, as such regulations may be amended from time to time, the Management Company will contribute to such Series such funds or to waive such portion of its fee, adjusted monthly, as may be requisite to insure that such annual expenses will not exceed any such limitation. If this contract shall be effective for only a portion of one of the Series' fiscal years, then the maximum annual expenses shall be prorated for such portion. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by a Series shall not be deemed to be expenses within the meaning of this paragraph (b)". (Amended March 27, 1987)

     6. MANAGEMENT COMPANY NOT TO RECEIVE COMMISSIONS. In connection with the purchase or sale of portfolio securities for the account of the Fund, neither the Management Company nor any officer or director of the Management Company shall act as principal or receive any compensation from the Fund other than its compensation as provided for in Section 5 above. If the Management Company, or any "affiliated person" (as defined in the Investment Company Act of 1940) receives any cash credits, commissions or tender fees from any person in connection with transactions in portfolio securities of the Fund (including but not limited to the tender or delivery of any securities held in such portfolio), the Management Company shall immediately pay such amount to the Fund in cash or as a credit against any then earned but unpaid management fees due by the Fund to the Management Company.

     7. LIMITATION OF LIABILITY OF MANAGEMENT COMPANY. So long as the Management Company shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, the Management Company shall not be liable for any errors of judgment or mistake of law, or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on its recommendation, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual firm or corporation shall have been selected with due care and in good faith. Nothing herein contained shall, however, be construed to protect the Management Company against any liability to the Fund or its contractowners by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. As used in this Section 7, "Management Company" shall include directors, officers and employees of the Management Company, as well as that corporation itself.

     8. OTHER ACTIVITIES NOT RESTRICTED. Nothing in this Agreement shall prevent the Management Company or any officer thereof from acting as investment adviser for any other person, firm, or corporation, not shall it in any way limit or restrict the Management Company or any of its directors, officer, stockholders or employees from buying, selling, or trading any securities for its own accounts or for the accounts of others for whom it may be acting; provided, however, that the Management Company expressly represents that it will undertake no activities which, in its judgment, will conflict with the performance of its obligations to the Fund under this Agreement. The Fund acknowledges that the Management Company acts as investment adviser to other investment companies, and it expressly consents to the Management Company acting as such; provided, however, that if securities of one issuer are purchased or sold, the purchase or sale of such securities is consistent with the investment objectives of, and, in the opinion of the Management Company, such securities are desirable purchases or sales for the portfolios of the Fund and one or more of such other investment companies at approximately the same time, such purchases or sales will be made on a proportionate basis if feasible, and if not feasible, then on a rotating or other equitable basis.

     9. DURATION AND TERMINATION OF AGREEMENT. This Agreement shall become effective on the date hereof, provided that on or before that date it has been approved by a majority of the holders of the outstanding voting securities of the Fund, and shall remain in force until the first regular or special meeting of the Fund stockholders following the date shares of capital stock of the Fund are first sold to Security Benefit Life Insurance Company for allocation to its separate account. This Agreement shall be presented to the Fund's stockholders at such meeting for their approval and, if so approved, shall continue in force from year to year thereafter, but only if such continuance is specifically approved at least annually by the vote of a majority of the board of directors of the Fund (including approval by the vote of a majority of the directors who are not parties to this Agreement or interested persons of any such party) cast in person at a regular or special meeting of the board of directors called for the purpose of voting upon such approval, or by the vote of the holders of a majority of the outstanding voting securities of the Fund and by such a vote of the board of directors. The words "interested persons" as used herein shall have the meaning set forth in Section 2(a) (19) of the Investment Company Act of 1940.

     This Agreement may be terminated at any time, without the payment of any penalty, by vote of the board of directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Fund, or by the Management Company, upon 60 days written notice to the other party.

     This  Agreement  shall   automatically   terminate  in  the  event  of  its
"assignment" (as defined in the Investment Company Act of 1940).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereto duly authorized on the day, month and year first above written.

(SEAL)
                                 SBL FUND, INC.

ATTEST                      By   Robert E. Jacoby
                                 -----------------------------------------------
                                 President

Larry D. Armel
--------------------------
Secretary                        SECURITY MANAGEMENT COMPANY, INC.

                            By   Everett S. Gille
                                 -----------------------------------------------
ATTEST                           President

Larry D. Armel
--------------------------
Secretary

                    AMENDMENT TO INVESTMENT ADVISORY CONTRACT

WHEREAS,  SBL  Fund  (hereinafter  referred  to  as  the  "Fund")  and  Security
Management Company (hereinafter referred to as the "Management Company") are parties to an Investment Advisory Contract dated June 20, 1977, (the "Advisory Contract") under which the Management Company agrees to provide investment research, advice and supervision and business management services to the Fund in return for the compensation specified in the Advisory Contract; and

WHEREAS, on January 27, 1989, the Board of Directors voted to amend the Advisory Contract to increase the compensation payable to the Management Company, which was approved by the Shareholders of Series A, Series B, Series D, and Series E of the Fund on March 31, 1989;

NOW THEREFORE, the Fund and Management Company hereby amend the Investment Advisory Contract, dated June 20, 1977, effective April 28, 1989, as follows:

     Paragraph 5 (a) shall be deleted in its entirety and the following paragraph inserted in lieu thereof:

     5.  COMPENSATION OF MANAGEMENT COMPANY
         (a) As compensation for the services to be rendered by the Management Company as provided herein, for each of the years this Agreement is in effect, the Fund shall pay the Management Company an annual fee equal to .75 of 1 percent of the average daily closing value of the net assets of Series A, Series B, Series D, and Series E, of the Fund and .50 of 1 percent of the average daily closing value of the net assets of Series C of the Fund computed on a daily basis. Such fee shall be adjusted and payable monthly. If this Agreement shall be effective for only a portion of a year, then the Management Company's compensation for said year shall be prorated for such portion. For purposes of this
         Section 5, the value of the net assets of each such Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus.

IN WITNESS WHEREOF, the parties hereto have made this Agreement to the Investment Advisory Contract this 31st day of March, 1989.

                                 SBL FUND, INC.

                            By   M. J. Provines
                                 -----------------------------------------------
ATTEST                           Michael J. Provines, President

Amy J. Lee
-------------------------
Amy J. Lee, Secretary

                                 SECURITY MANAGEMENT COMPANY, INC.
ATTEST
                            By   M. J. Provines
                                 -----------------------------------------------
Amy J. Lee                       Michael J. Provines, President
-------------------------
Amy J. Lee, Secretary

                    AMENDMENT TO INVESTMENT ADVISORY CONTRACT

WHEREAS, SBL Fund (the "Fund") and Security Management Company (the "Management Company") are parties to an Investment Advisory Contract dated June 20, 1977, as amended, (the "Advisory Contract"), under which the Management Company agrees to provide investment research, advice and supervision and business management services to the Fund in return for the compensation specified in the Advisory Contract;

WHEREAS, on February 15, 1991, the Board of Directors of the Fund authorized the Fund to offer Series S common stock in addition to its presently offered series of common stock (Series A, Series B, Series C, Series D, and Series E);

WHEREAS, on February 15, 1991, the Board of Directors of the Fund voted to amend the Advisory Contract to provide that the Management Company would provide investment advisory and business management services to Series S of the Fund pursuant to the Advisory Contract;

WHEREAS, on April 15, 1991, the initial shareholder of Series S approved such amendment to the Investment Advisory Contract;

WHEREAS, on February 15, 1991, the Board of Directors of the Fund approved an amendment to the investment advisory contract to increase the compensation payable to the Management Company as to Series D of the Fund; and;

WHEREAS, on April 26, 1991, the shareholders of Series D approved such amendment to the Investment Advisory Contract;

NOW, THEREFORE, the Fund and the Management Company hereby amend the Investment Advisory Contract, dated June 20, 1977, effective April 30, 1991, as follows:

     Paragraph 5(a) shall be deleted in its entirety and the following paragraph inserted in lieu thereof:

     5.  COMPENSATION OF MANAGEMENT COMPANY

         (a) As compensation for the services to be rendered by the Management Company as provided for herein, for each of the years this Agreement is in effect, the Fund shall pay the Management Company an annual fee equal to .75 percent of the average daily closing value of the net assets of Series A, Series B, Series E and Series S of the Fund, .50 percent of the average daily closing value of the net assets of Series C of the Fund and 1.00 percent of the average daily closing value of the net assets of Series D of the Fund, computed on a daily basis. Such fee shall be adjusted and payable monthly. If this Agreement shall be effective for only a portion of a year, then the Management Company's compensation for said year shall be prorated for such portion. For purposes of this Section 5, the value of the net assets of each such series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus.

IN WITNESS WHEREOF, the parties hereto have made this Amendment to the Investment Advisory Contract this 26th day of April, 1991.

                                 SBL FUND, INC.

                            By   James R. Schmank
                                 -----------------------------------------------
ATTEST                           James R. Schmank, Vice President

Amy J. Lee
--------------------------
Amy J. Lee, Secretary

                                 SECURITY MANAGEMENT COMPANY, INC.
ATTEST
                            By   James R. Schmank
                                 -----------------------------------------------
Amy J. Lee                       James R. Schmank, Sr. Vice President
--------------------------
Amy J. Lee, Secretary

                    AMENDMENT TO INVESTMENT ADVISORY CONTRACT

WHEREAS, SBL Fund (the "Fund") and Security Management Company (the "Management Company") are parties to an Investment Advisory Contract dated June 20, 1977, as amended, (the "Advisory Contract"), under which the Management Company agrees to provide investment research, advice and supervision and business management services to the Fund in return for the compensation specified in the Advisory Contract;

WHEREAS, on July 24, 1992, the Board of Directors of the Fund authorized the Fund to offer Series J common stock in addition to its presently offered series of common stock (Series A, Series B, Series C, Series D, Series E and Series S);

WHEREAS, on July 24, 1992, the Board of Directors of the Fund voted to amend the Advisory Contract to provide that the Management Company would provide investment advisory and business management services to Series J of the Fund pursuant to the Advisory Contract;

WHEREAS, on July 31, 1992, the initial shareholder of Series J approved such amendment to the Investment Advisory Contract;

NOW, THEREFORE, the Fund and the Management Company hereby amend the Investment Advisory Contract, dated June 20, 1977, effective October 1, 1992, as follows:

     Paragraph 5(a) shall be deleted in its entirety and the following paragraph inserted in lieu thereof:

     5.  COMPENSATION OF MANAGEMENT COMPANY

         (a) As compensation for the services to be rendered by the Management Company as provided for herein, for each of the years this Agreement is in effect, the Fund shall pay the Management Company an annual fee equal to .75 percent of the average daily closing value of the net assets of Series A, Series B, Series E, Series S and Series J of the Fund, .50 percent of the average daily closing value of the net assets of Series C of the Fund and 1.00 percent of the average daily closing value of the net assets of Series D of the Fund, computed on a daily basis. Such fee shall be adjusted and payable monthly. If this Agreement shall be effective for only a portion of a year, then the Management Company's compensation for said year shall be prorated for such portion. For purposes of this Section 5, the value of the net assets of each such Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus.

IN WITNESS WHEREOF, the parties hereto have made this Amendment to the Investment Advisory Contract this 1st day of October, 1992.

                                 SBL FUND, INC.

                            By   James R. Schmank
                                 -----------------------------------------------
ATTEST                           James R. Schmank, Vice President

Amy J. Lee
------------------------
Amy J. Lee, Secretary

                                 SECURITY MANAGEMENT COMPANY, INC.
ATTEST
                            By   James R. Schmank
                                 -----------------------------------------------
Amy J. Lee                       James R. Schmank, Sr. Vice President
-------------------------
Amy J. Lee, Secretary

                    AMENDMENT TO INVESTMENT ADVISORY CONTRACT

WHEREAS, SBL Fund (the "Fund") and Security Management Company (the "Management Company") are parties to an Investment Advisory Contract dated June 20, 1977, as amended (the "Advisory Contract"), under which the Management Company agrees to provide investment research, advice and supervision and business management services to the Fund in return for the compensation specified in the Advisory Contract;

WHEREAS, on February 3, 1995, the Board of Directors of the Fund authorized the Fund to offer a new series, Series K, of common stock, and voted to amend the Advisory Contract to provide that the Management Company would provide investment advisory and business management services to Series K of the Fund pursuant to the Advisory Contract; and

WHEREAS, on April 3, 1995, the Board of Directors of the Fund authorized the Fund to offer three additional new series of common stock, Series M, N and O, and voted to amend the Advisory Contract to provide that the Management Company would provide investment advisory and business management services to Series M, N and O pursuant to the Advisory Contract; and

WHEREAS, on April 18, 1995, the initial shareholder of each of Series K, M, N and O approved such amendments to the Advisory Contract;

NOW, THEREFORE, the Fund and the Management Company hereby amend the Investment Advisory Contract, dated June 20, 1977, effective May 1, 1995, as follows:

The Paragraph 5(a) shall be amended as follows (new language underlined):

5.  COMPENSATION OF MANAGEMENT COMPANY

     (a) As compensation for the services to be rendered by the Management Company as provided for herein, for each of the years this Agreement is in effect, the Fund shall pay the Management Company an annual fee equal to .75 percent of the average daily closing value of the net assets of Series A, Series B, Series E, Series S, Series J, AND SERIES K of the Fund, .50 percent of the average daily closing value of the net assets of Series C of the Fund and 1.00 percent of the average daily closing value of the net assets of Series D, SERIES M, SERIES N AND SERIES O of the Fund, computed on a daily basis. Such fee shall be adjusted and payable monthly. If this Agreement shall be effective for only a portion of a year, then the Management Company's compensation for said year shall be prorated for such portion. For purposes of this
         Section 5, the value of the net assets of each such Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus.

IN WITNESS WHEREOF, the parties hereto have made this Amendment to the Investment Advisory Contract this 28th day of April, 1995.

                                 SBL FUND, INC.

                            By   John D. Cleland
                                 -----------------------------------------------
ATTEST                           John D. Cleland, President

Amy J. Lee
-------------------------
Amy J. Lee, Secretary

                                 SECURITY MANAGEMENT COMPANY, INC.
ATTEST
                            By   J. B. Pantages
                                 -----------------------------------------------
Amy J. Lee                       Jeffrey B. Pantages, President
-------------------------
Amy J. Lee, Secretary

                    AMENDMENT TO INVESTMENT ADVISORY CONTRACT

WHEREAS, SBL Fund (the "Fund") and Security Management Company (the "Management Company") are parties to an Investment Advisory Contract dated June 20, 1977, as amended, (the "Advisory Contract"), under which the Management Company agrees to provide investment research, advice and supervision and business management services to the Fund in return for the compensation specified in the Advisory Contract;

WHEREAS, on May 3, 1996, the Board of Directors of the Fund authorized the Fund to offer its common stock in a new series designated as Series P, addition to its presently offered series of common stock of Series A, Series B, Series C, Series D, Series E, Series S, Series J, Series K, Series M, Series N and Series O;

WHEREAS, on May 3, 1996, the Board of Directors of the Fund approved the amendment of the Advisory Contract to provide that the Management Company would provide investment advisory and business management services to Series P of the Fund under the terms and conditions of the Advisory Contract;

WHEREAS, this amendment to the Advisory Contract is subject to the approval of the initial shareholder of Series P;

NOW, THEREFORE BE IT RESOLVED, that the Fund and the Management Company hereby amend the Advisory Contract, dated June 20, 1977, as amended as follows, effective July 1, 1996:

Paragraph 5(a) shall be amended as follows (new language underlined):

5.   COMPENSATION OF MANAGEMENT COMPANY

         (a) As compensation for the services to be rendered by the Management Company as provided for herein, for each of the years this Agreement is in effect, the Fund shall pay the Management Company an annual fee equal to .75 percent of the average daily closing value of the net assets of Series A, Series B, Series E, Series S, Series J, Series K, AND SERIES P of the Fund, .50 percent of the average daily closing value of the net assets of Series C of the Fund and
1.00 percent of the average daily closing value of the net assets of Series D, Series M, Series N and Series O of the Fund, computed on a daily basis. Such fee shall be adjusted and payable monthly. If this Agreement shall be effective for only a portion of a year, then the Management Company's compensation for said year shall be prorated for such portion. For purposes of this Section 5, the value of the net assets of each such Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus.

IN WITNESS WHEREOF, the parties hereto have made this Amendment to the Investment Advisory Contract this 13th day of May, 1996.

                                 SBL FUND, INC.

                            By   John D. Cleland
                                 -----------------------------------------------
ATTEST                           John D. Cleland, Vice President

Amy J. Lee
--------------------------
Amy J. Lee, Secretary

                                 SECURITY MANAGEMENT COMPANY, INC.
ATTEST
                            By   Jeffrey B. Pantages
                                 -----------------------------------------------
Amy J. Lee                       Jeffrey B. Pantages, President
--------------------------
Amy J. Lee, Secretary

                    AMENDMENT TO INVESTMENT ADVISORY CONTRACT

WHEREAS, SBL Fund (the "Fund") and Security Management Company (the "Management Company") are parties to an Investment Advisory Contract, dated June 20, 1977, as amended (the "Advisory Contract"), under which the Management Company agrees to provide investment research, advice and supervision and business management services to the Fund in return for the compensation specified in the Advisory Contract;

WHEREAS, on October 31, 1996, the operations of the Management Company, a Kansas corporation, will be transferred to Security Management Company, LLC ("SMC, LLC"), a Kansas limited liability company; and

WHEREAS, SMC, LLC desires to assume all rights, duties and obligations of the Management Company under the Advisory Contract.

NOW THEREFORE, in consideration of the premises and mutual agreements made herein, the parties hereto agree as follows:

1. The Advisory Contract is hereby amended to substitute SMC, LLC for Security Management Company, with the same effect as though SMC, LLC were the originally named management company, effective November 1, 1996;

2. SMC, LLC agrees to assume the rights, duties and obligations of Security Management Company pursuant to the terms of the Advisory Contract.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Investment Advisory Contract this 1st day of November, 1996.

SBL FUND                                  SECURITY MANAGEMENT COMPANY, LLC

By:   JOHN D. CLELAND                     By:   JAMES R. SCHMANK
---------------------------------         --------------------------------------
      John D. Cleland, President                James R. Schmank, President

ATTEST:                                   ATTEST:

AMY J. LEE                                AMY J. LEE
---------------------------------         --------------------------------------
Amy J. Lee, Secretary                     Amy J. Lee, Secretary

                    AMENDMENT TO INVESTMENT ADVISORY CONTRACT


WHEREAS, SBL Fund (the "Fund") and Security Management Company, LLC (the "Management Company") are parties to an Investment Advisory Contract dated June 20, 1977, as amended (the "Advisory Contract"), under which the Management Company agrees to provide investment research, advice and supervision and business management services to the Fund in return for the compensation specified in the Advisory Contract;

WHEREAS, on February 7, 1997, the Board of Directors of the Fund authorized the Fund to offer its common stock in a new series designated as Series V, in addition to its presently offered series of common stock of Series A, Series B, Series C, Series D, Series E, Series S, Series J, Series K, Series M, Series N, Series O and Series P;

WHEREAS, on February 7, 1997, the Board of Directors of the Fund approved the amendment of the Advisory Contract to provide that the Management Company would provide investment advisory and business management services to Series V of the Fund under the terms and conditions of the Advisory Contract; and

WHEREAS, this amendment to the Advisory Contract is subject to the approval of the initial shareholder of Series V;

NOW, THEREFORE BE IT RESOLVED, that the Fund and the Management Company hereby amend the Advisory Contract, dated June 20, 1977, as amended as follows, effective April 30, 1997:

Paragraph 5(a) shall be amended as follows (new language underlined):

5.  COMPENSATION OF MANAGEMENT COMPANY

    a) As compensation for the services to be rendered by the Management Company as provided for herein, for each of the years this Agreement is in effect, the Fund shall pay the Management Company an annual fee equal to .75 percent of the average daily closing value of the net assets of Series A, Series B, Series E, Series S, Series J, Series K, Series P, AND SERIES V of the Fund, .50 percent of the average daily closing value of the net assets of Series C of the Fund and
1.00 percent of the average daily closing value of the net assets of Series D, Series M, Series N and Series O of the Fund, computed on a daily basis. Such fee shall be adjusted and payable monthly. If this Agreement shall be effective for only a portion of a year, then the Management Company's compensation for said year shall be prorated for such portion. For purposes of this Section 5, the value of the net assets of each such Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Investment Advisory Contract this 12th day of March, 1997.

                                          SBL FUND

                                          By:         JOHN D. CLELAND
                                               ---------------------------------
                                                 John D. Cleland, President
ATTEST:

AMY J. LEE
-----------------------------------
Amy J. Lee, Secretary
                                          SECURITY MANAGEMENT COMPANY, LLC

                                          By:         JAMES R. SCHMANK
                                               ---------------------------------
                                                 James R. Schmank, President
ATTEST:

AMY J. LEE
-----------------------------------
Amy J. Lee, Secretary

                   AMENDMENT TO INVESTMENT ADVISORY CONTRACT

WHEREAS, SBL Fund (the "Fund") and Security Management Company, LLC (the "Management Company") are parties to an Investment Advisory Contract dated June 20, 1977, as amended (the "Advisory Contract"), under which the Management Company agrees to provide investment research, advice and supervision and business management services to the Fund in return for the compensation specified in the Advisory Contract;

WHEREAS, on November 6, 1998, the Board of Directors of the Fund authorized the Fund to offer its common stock in a new series designated as Series I, in addition to its presently offered series of common stock of Series A, Series B, Series C, Series D, Series E, Series S, Series J, Series K, Series M, Series N, Series O, Series P, Series V and Series X;

WHEREAS, on November 6, 1998, the Board of Directors of the Fund approved the amendment of the Advisory Contract to provide that the Management Company would provide investment advisory and business management services to Series I of the Fund under the terms and conditions of the Advisory Contract; and

WHEREAS, this amendment to the Advisory Contract is subject to the approval of the initial shareholder of Series I;

NOW, THEREFORE BE IT RESOLVED, that the Fund and the Management Company hereby amend the Advisory Contract, dated June 20, 1977, as amended as follows, effective January 28, 1999:

Paragraph 5(a) shall be amended as follows (new language underlined) and a new paragraph 5(c) added:

5.  COMPENSATION OF MANAGEMENT COMPANY

     a) As compensation for the services to be rendered by the Management Company as provided for herein, for each of the years this Agreement is in effect, the Fund shall pay the Management Company an annual fee computed on a daily basis equal to .75 percent of the average daily closing value of the net assets of Series A, Series B, Series E, Series S, Series J, Series K, Series P and Series V of the Fund, .50 percent of the average daily closing value of the net assets of Series C of the Fund, 1.00 percent of the average daily closing value of the net assets of Series D, Series M, Series N, Series O and Series X of the Fund, and 1.10 percent of the average daily closing value of the net assets of Series I of the Fund. Such fee shall be adjusted and payable monthly. If this Agreement shall be effective for only a portion of a year, then the Management Company's compensation for said year shall be prorated for such portion. For purposes of this Section 5, the value of the net assets of each such Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus.

     (c) For each of the Fund's full fiscal year this Agreement remains in force, the Management Company agrees that if total annual expenses of each Series of the Fund identified below, exclusive of interest, taxes, extraordinary expenses (such as litigation), and brokerage fees and commissions, but inclusive of the Management Company's compensation, exceeds the amount set forth below (the "Expense Cap"), the Management Company will contribute to such Series such funds or waive such portion of its fee, adjusted monthly, as may be required to insure that the total annual expenses of the Series will not exceed the Expense Cap. If this Agreement shall be effective for only a portion of a Series' fiscal year, then the maximum annual expenses shall be prorated for such portion.

Expense Cap

Series I - 2.25%

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Investment Advisory Contract this 28th day of January, 1999.

                                             SBL FUND

                                             By:        JOHN D. CLELAND
                                                --------------------------------
                                                John D. Cleland, President
ATTEST:

          AMY J. LEE
------------------------------
    Amy J. Lee, Secretary
                                             SECURITY MANAGEMENT COMPANY, LLC

                                             By:       JAMES R. SCHMANK
                                                --------------------------------
                                                James R. Schmank, President
ATTEST:

          AMY J. LEE
------------------------------
    Amy J. Lee, Secretary

                                    FORM OF
                    AMENDMENT TO INVESTMENT ADVISORY CONTRACT

WHEREAS, SBL Fund (the "Fund") and Security Management Company, LLC (the "Management Company") are parties to an Investment Advisory Contract dated June 20, 1977, as amended (the "Advisory Contract"), under which the Management Company agrees to provide investment research, advice and supervision and business management services to the Fund in return for the compensation specified in the Advisory Contract;

WHEREAS, on February 10, 1999, the Board of Directors of the Fund authorized the Fund to offer its common stock in two new series designated as Series H and Series Y, in addition to its presently offered series of common stock of Series A, Series B, Series C, Series D, Series E, Series I, Series J, Series K, Series M, Series N, Series O, Series P, Series S, Series V and Series X;

WHEREAS, on February 10, 1999, the Board of Directors of the Fund approved the amendment of the Advisory Contract to provide that the Management Company would provide investment advisory and business management services to Series H and Series Y of the Fund under the terms and conditions of the Advisory Contract; and

WHEREAS, this amendment to the Advisory Contract is subject to the approval of the initial shareholder of Series H and Series Y;

NOW, THEREFORE BE IT RESOLVED, that the Fund and the Management Company hereby amend the Advisory Contract, dated June 20, 1977, as amended as follows, effective April 30, 1999:

Paragraphs 5(a) and 5(c) shall be deleted in their entirety and replaced with the following new paragraphs 5(a) and 5(c):

5.  COMPENSATION OF MANAGEMENT COMPANY

    a) As compensation for the services to be rendered by the Management Company as provided for herein, for each of the years this Agreement is in effect, the Fund shall pay the Management Company an annual fee computed on a daily basis equal to .75 percent of the average daily closing value of the net assets of Series A, Series B, Series E, Series H, Series J, Series K, Series P, Series S, Series V, and Series Y of the Fund, .50 percent of the average daily closing value of the net assets of Series C of the Fund, 1.00 percent of the average daily closing value of the net assets of Series D, Series M, Series N, Series O and Series X of the Fund, and 1.10 percent of the average daily closing value of the net assets of Series I of the Fund. Such fee shall be adjusted and payable monthly. If this Agreement shall be effective for only a portion of a year, then the Management Company's compensation for said year shall be prorated for such portion. For purposes of this Section 5, the value of the net assets of each such Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus.

    c) For each of the Fund's full fiscal years this Agreement remains in force, the Management Company agrees that if total annual expenses of each Series of the Fund identified below, exclusive of interest, taxes, extraordinary expenses (such as litigation), and brokerage fees and commissions, but inclusive of the Management Company's compensation, exceeds the amount set forth below (the "Expense Cap"), the Management Company will contribute to such Series such funds or waive such portion of its fee, adjusted monthly, as may be required to insure that the total annual expenses of the Series will not exceed the Expense Cap. If this Agreement shall be effective for only a portion of a Series' fiscal year, then the maximum annual expenses shall be prorated for such portion.

Expense Cap
Series H - 1.75%
Series I - 2.25%
Series Y - 1.75%

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Investment Advisory Contract this _____ day of _____________, 1999.

                                             SBL FUND

                                             By:
                                                --------------------------------
                                                John D. Cleland, President

ATTEST:

--------------------------------
Amy J. Lee, Secretary


                                             SECURITY MANAGEMENT COMPANY, LLC

                                             By:
                                                --------------------------------
                                                James R. Schmank, President

ATTEST:

--------------------------------
Amy J. Lee, Secretary